Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel P. Florin, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Biomet, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

September 17, 2010

/S/ DANIEL P. FLORIN
Daniel P. Florin Senior Vice President and Chief Financial Officer